Supplement to the
Fidelity® Series Broad Market Opportunities Fund
November 29, 2013
Prospectus

Gordon Scott no longer serves as a co-manager of the fund.

The following information supplements similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 6.

Peter Dixon (co-manager) has managed the fund since July 2014.

The following information supplements the biographical information found in the "Fund Management" section on page 15.

Peter Dixon is co-manager of the fund, which he has managed since July 2014. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Dixon has worked as a research analyst and portfolio manager.

BMO-14-01  July 18, 2014
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